CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION  8/22/2005

[$774,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 25.0% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,098
Total Outstanding Loan Balance	$996,711,780*	Min	Max
Average Loan Current Balance	$163,449	$9,986	$1,495,052
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	7.27%	4.63%	12.88%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.25%
Weighted Average Margin	6.22%	2.25%	10.90%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	88.4%
% Fixed	11.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

1. FICO and LTV

FICO and LTV	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	203,212	292,421,534	29.3	6.77	0.0	665	41.1	74.1	77.8	8.1	94.4	30.9	30.7	37.6	40.5	31.0
FICO 500-525 and LTV>65	157,731	20,505,031	2.1	8.49	0.2	515	42.2	77.2	85.8	7.4	99.6	71.1	7.6	20.9	0.0	26.7
FICO 525-550 and LTV>65	164,836	52,088,269	5.2	8.24	0.7	538	42.3	79.6	89.7	4.7	98.9	66.8	13.8	19.3	3.6	23.7
FICO 550-575 and LTV>65	168,721	69,681,769	7.0	7.84	0.0	563	41.2	83.4	83.1	7.6	97.6	72.7	11.2	16.1	2.7	15.1
FICO 575-600 and LTV>70	142,863	130,862,322	13.1	7.52	0.0	587	41.2	83.8	89.7	4.8	98.1	72.0	12.9	14.9	12.7	16.4
FICO 600-625 and LTV>70	150,084	168,994,686	17.0	7.29	0.0	612	42.2	83.6	84.2	6.7	97.7	58.3	16.0	25.6	21.6	14.4
FICO 625-650 and LTV>70	155,527	169,834,969	17.0	7.11	0.0	638	42.1	83.5	83.0	7.5	95.3	44.6	26.6	28.2	28.4	17.1
FICO 650-675 and LTV>80	137,385	48,084,724	4.8	7.41	0.0	661	42.0	91.2	89.0	5.0	89.1	51.7	15.8	32.1	28.7	30.4
FICO 675-700 and LTV>80	137,704	24,235,847	2.4	7.64	0.0	686	41.2	91.2	77.5	3.9	79.1	46.4	29.0	24.5	30.8	30.6
FICO 700-725 and LTV>80	139,722	11,177,770	1.1	7.80	0.0	711	39.4	91.4	71.1	14.8	81.5	40.7	24.3	31.2	33.2	27.0
FICO 725-750 and LTV>85	141,359	5,230,288	0.5	7.64	0.0	735	41.3	92.9	61.4	3.1	81.9	32.8	37.4	29.8	12.4	27.1
FICO 750-775 and LTV>85	176,148	2,466,074	0.2	7.26	0.0	760	39.5	92.5	79.9	0.0	65.6	56.6	27.9	5.5	14.9	21.4
FICO 775-800 and LTV>85	137,791	1,102,330	0.1	7.57	0.0	784	41.3	93.9	100.0	0.0	42.6	71.8	18.5	9.7	12.5	18.3
FICO=>800 and LTV>85	26,167	26,167	0.0	8.38	0.0	805	48.7	100.0	100.0	0.0	0.0	0.0	100.0	0.0	0.0	0.0
Total:	163,449	996,711,780	100.0	7.27	0.0	626	41.6	81.2	82.9	6.9	95.2	50.5	21.6	27.3	25.0	22.2

2. LTV and DTI
LTV and DTI	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	160,830	916,090,107	91.9	7.27	0.0	627	40.6	81.1	82.8	7.1	95.3	49.1	22.3	28.1	26.5	22.7
LTV 0-60 and DTI>50	194,260	2,913,903	0.3	8.28	0.0	565	53.5	53.5	74.9	0.0	95.7	29.1	3.8	62.0	0.0	30.3
LTV 60-65 and DTI>50	209,949	839,795	0.1	7.27	0.0	611	54.3	62.8	75.9	0.0	100.0	50.9	49.1	0.0	0.0	51.3
LTV 65-70 and DTI>50	261,555	1,307,776	0.1	9.59	0.0	569	53.1	65.6	100.0	0.0	100.0	14.3	0.0	85.7	0.0	55.2
LTV 70-75 and DTI>50	186,920	3,364,561	0.3	7.62	0.0	581	52.5	71.7	83.0	3.7	98.8	42.1	27.0	31.0	0.0	25.1
LTV 75-80 and DTI>50	162,504	8,937,734	0.9	6.90	0.0	619	52.8	78.2	86.5	2.3	95.6	74.6	12.1	13.2	5.6	4.1
LTV 80-85 and DTI>50	203,768	33,214,201	3.3	6.97	0.0	611	52.7	80.4	82.9	5.3	96.1	73.7	14.2	12.0	12.7	15.1
LTV 85-90 and DTI>50	230,332	11,055,944	1.1	7.39	0.0	601	52.4	86.3	85.1	2.0	97.5	63.7	10.1	26.1	0.0	21.3
LTV 90-95 and DTI>50	240,485	15,631,504	1.6	7.33	0.0	618	52.5	90.3	87.3	3.4	85.6	64.9	16.0	19.1	8.7	13.7
LTV 95-100 and DTI>50	290,961	1,745,768	0.2	8.02	0.0	661	52.0	95.0	75.0	0.0	75.0	67.6	32.4	0.0	36.8	42.4
LTV=>100 and DTI>50	70,021	1,610,487	0.2	9.00	0.0	632	52.0	100.0	78.6	5.7	100.0	73.7	18.7	7.6	15.0	14.7
Total:	163,449	996,711,780	100.0	7.27	0.0	626	41.6	81.2	82.9	6.9	95.2	50.5	21.6	27.3	25.0	22.2
3. DTI and FICO
DTI and FICO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	164,356	531,200,005	53.3	7.04	0.0	658	37.9	81.6	80.8	7.1	92.9	41.7	26.9	30.5	34.1	25.5
DTI 0.1 - 20.0 & FICO<525	216,766	1,950,898	0.2	8.45	1.9	515	17.5	61.1	75.8	0.0	100.0	36.6	61.5	0.0	0.0	6.1
DTI 20.1 - 25.0 & FICO<525	99,673	697,712	0.1	8.22	0.0	512	23.0	73.1	100.0	0.0	100.0	89.9	10.1	0.0	0.0	21.4
DTI 25.1 - 30.0 & FICO<550	114,178	4,567,116	0.5	8.47	0.0	531	27.9	77.5	80.9	15.3	96.8	85.4	8.1	6.5	0.0	6.7
DTI 30.1 - 35.0 & FICO<575	145,952	18,244,041	1.8	8.04	0.0	548	32.5	76.1	84.0	7.0	96.6	68.7	13.3	18.0	3.3	14.9
DTI 35.1 - 40.0 & FICO<600	152,536	45,608,167	4.6	7.68	0.0	566	37.7	77.9	82.3	9.8	97.4	65.5	12.5	21.9	5.0	18.7
DTI 40.1 - 45.0 & FICO<625	159,160	102,180,831	10.3	7.64	0.0	584	42.7	80.6	87.1	5.6	98.1	58.9	14.4	26.7	15.2	20.3
DTI 45.1 - 50.0 & FICO<650	160,376	216,828,644	21.8	7.44	0.2	600	47.8	81.7	85.0	7.2	98.4	57.2	17.1	25.7	20.4	18.7
DTI 50.1 - 55.0 & FICO<675	194,305	72,864,278	7.3	7.36	0.0	596	52.4	81.7	86.5	3.6	96.1	66.3	15.2	18.4	7.8	17.0
DTI=>55.0 & FICO<700	151,182	2,570,088	0.3	7.47	0.0	597	57.4	82.7	70.4	9.0	98.0	70.9	7.9	21.2	13.6	13.5
Total:	163,449	996,711,780	100.0	7.27	0.0	626	41.6	81.2	82.9	6.9	95.2	50.5	21.6	27.3	25.0	22.2
4. Limited and Stated Doc
Limited and Stated Doc	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	144,678	509,267,567	51.1	7.24	0.0	612	41.3	82.0	85.1	6.4	94.3	98.8	0.1	0.0	20.3	17.2
FICO 500-525 & Limited or Stated Doc	190,388	9,329,007	0.9	9.03	0.0	514	44.9	67.6	81.3	1.0	98.9	0.0	29.9	70.1	0.0	23.9
FICO 525-550 & Limited or Stated Doc	205,595	22,821,065	2.3	8.39	1.6	538	43.3	71.7	86.5	4.6	99.2	0.0	41.1	58.9	4.5	35.4
FICO 550-575 & Limited or Stated Doc	179,671	24,794,537	2.5	7.97	0.0	563	40.8	75.1	81.7	5.0	96.3	0.0	36.7	63.3	2.4	23.9
FICO 575-600 & Limited or Stated Doc	198,210	43,804,359	4.4	7.55	0.0	588	40.8	78.8	86.5	7.8	97.4	0.0	44.2	55.8	10.6	25.7
FICO 600-625 & Limited or Stated Doc	193,808	79,655,200	8.0	7.42	0.0	613	42.1	81.0	82.0	7.8	96.9	0.0	35.8	64.2	18.7	20.7
FICO 625-650 & Limited or Stated Doc	167,043	97,887,447	9.8	7.25	0.0	638	42.7	81.7	79.8	8.9	97.4	0.0	47.4	52.6	25.0	18.9
FICO 650-675 & Limited or Stated Doc	192,361	88,678,546	8.9	7.04	0.0	662	42.4	81.9	79.5	6.5	97.0	0.0	43.0	57.0	44.1	32.8
FICO 675-700 & Limited or Stated Doc	194,466	56,978,453	5.7	7.05	0.0	686	41.8	81.7	76.4	7.8	91.1	0.0	49.6	50.4	46.1	35.0
FICO 700-725 & Limited or Stated Doc	203,208	32,919,732	3.3	6.89	0.0	710	41.3	82.2	75.3	8.8	92.8	0.0	50.0	50.0	58.1	32.3
FICO 725-750 & Limited or Stated Doc	203,801	17,119,265	1.7	6.82	0.0	736	40.2	82.4	78.3	6.9	92.8	0.0	47.2	52.8	49.5	28.3
FICO 750-775 & Limited or Stated Doc	212,955	9,370,020	0.9	6.67	0.0	760	40.4	80.4	86.9	4.5	100.0	0.0	58.8	41.2	55.4	44.9
FICO 775-800 & Limited or Stated Doc	234,672	3,285,408	0.3	6.65	0.0	786	33.3	80.6	85.5	8.8	100.0	0.0	62.5	37.5	56.5	52.7
FICO=>800 & Limited or Stated Doc	200,293	801,174	0.1	5.86	0.0	802	45.4	80.7	100.0	0.0	83.7	0.0	100.0	0.0	96.7	59.9
Total:	163,449	996,711,780	100.0	7.27	0.0	626	41.6	81.2	82.9	6.9	95.2	50.5	21.6	27.3	25.0	22.2

5. IO
IO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	146,382	747,134,419	75.0	7.45	0.1	615	41.5	81.2	83.8	5.9	95.2	53.6	19.1	26.7	0.0	15.7
FICO 500-525 & InterestOnly	399,419	399,419	0.0	7.63	0.0	513	41.4	61.4	0.0	100.0	100.0	100.0	0.0	0.0	100.0	100.0
FICO 525-550 & InterestOnly	467,000	1,868,000	0.2	7.94	0.0	539	33.8	77.1	90.4	9.6	100.0	45.4	32.1	22.5	100.0	54.6
FICO 550-575 & InterestOnly	285,007	2,280,056	0.2	7.68	0.0	563	43.6	76.7	63.6	0.0	91.6	74.3	8.4	17.3	100.0	33.2
FICO 575-600 & InterestOnly	214,048	18,194,038	1.8	7.20	0.0	589	41.5	79.6	85.2	7.8	96.7	74.5	10.7	14.8	100.0	30.4
FICO 600-625 & InterestOnly	226,606	38,296,485	3.8	6.89	0.0	613	41.6	81.7	81.7	11.1	96.6	61.1	19.1	19.8	100.0	38.0
FICO 625-650 & InterestOnly	239,794	50,596,495	5.1	6.80	0.0	640	42.7	81.3	85.4	9.9	96.8	50.6	30.4	18.0	100.0	32.9
FICO 650-675 & InterestOnly	269,389	56,841,126	5.7	6.63	0.0	662	42.9	81.6	77.3	10.6	97.6	31.2	29.6	39.2	100.0	44.5
FICO 675-700 & InterestOnly	264,441	35,964,033	3.6	6.63	0.0	687	42.3	81.7	76.3	10.0	90.4	26.9	34.5	38.5	100.0	50.8
FICO 700-725 & InterestOnly	272,461	24,249,052	2.4	6.52	0.0	711	41.7	81.3	78.4	7.8	92.4	21.1	37.7	41.2	100.0	40.1
FICO 725-750 & InterestOnly	253,643	11,921,204	1.2	6.34	0.0	736	39.9	80.7	80.8	6.2	90.7	28.9	30.8	40.4	100.0	47.4
FICO 750-775 & InterestOnly	288,256	5,188,611	0.5	6.68	0.0	761	40.4	80.7	84.2	4.1	100.0	0.0	70.4	29.6	100.0	71.2
FICO 775-800 & InterestOnly	250,320	3,003,836	0.3	6.08	0.0	786	30.5	79.6	69.0	24.8	95.4	38.2	39.5	22.3	100.0	55.5
FICO=>800 & InterestOnly	258,335	775,006	0.1	5.77	0.0	802	45.3	80.0	100.0	0.0	86.5	0.0	100.0	0.0	100.0	61.9
Total:	163,449	996,711,780	100.0	7.27	0.0	626	41.6	81.2	82.9	6.9	95.2	50.5	21.6	27.3	25.0	22.2